UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CIBUS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CIBUS, INC.
6455 Nancy Ridge Drive
San Diego, California 92121
Notice of 2026 Annual Meeting of Stockholders
to be held on June 2, 2026
Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Cibus, Inc. (the “Annual Meeting”), to be held virtually via live webcast at www.virtualshareholdermeeting.com/CBUS2026, on Tuesday, June 2, 2026, at 10:00 a.m. Pacific Time, for the following purposes:

1.To elect nine directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal;

2.To approve, on an advisory basis, the compensation of Cibus, Inc.’s Named Executive Officers; and

3.To ratify the appointment by the Audit Committee of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026.
Stockholders will also act on such other business and matters or proposals as may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 6, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Cibus, Inc.’s list of stockholders as of April 6, 2026, will be available for inspection 10 days prior to the Annual Meeting during ordinary business hours at our corporate headquarters. In addition, the list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.

Your vote as a stockholder of Cibus, Inc. is very important. Each share of Class A Common Stock, par value $0.0001, that you own represents one vote.

By Order of the Board of Directors,

/s/ Mark Finn
Mark Finn Chairman San Diego, California April 20, 2026
Whether or not you expect to attend the online Annual Meeting, please submit voting instructions for your shares promptly by internet at www.proxyvote.com, by telephone at 1-800-690-6903 (toll free) or by mail. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2026

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

CIBUS, INC.
PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

Cibus, Inc. is a holding company with substantially all of its assets and operations conducted through Cibus Global, LLC (“Cibus Global”) and its subsidiaries. When the terms “Cibus,” the “Company,” “we,” “us,” “our” or “its” are used in this Proxy Statement, unless the context otherwise requires, those terms are being used to refer to Cibus, Inc. and its consolidated subsidiaries. Cibus, Inc.’s sole material asset consists of its interest in Cibus Global. Cibus, Inc.’s amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) designates two classes of the Company’s common stock: (i) Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), which shares have full voting and economic rights, and (ii) Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), which shares have full voting, but no economic rights. We sometimes refer to the Class A Common Stock and the Class B Common Stock collectively, as the “Common Stock”, however, there are no shares of Class B Common Stock outstanding as of the date of this Proxy Statement.

The Company owns or has the right to use the trademarks, service marks, and trade names that it uses in conjunction with the operation of its business. Some of the more important marks and names that it owns or has rights to use that may appear in this Proxy Statement include: “Cibus®,” “RTDS®,” “Rapid Trait Development SystemTM,” and “Trait MachineTM.” This Proxy Statement may also contain additional trade names, trademarks, and service marks belonging to other companies. The Company does not intend its use or display of other parties’ trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of these other parties.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CIBUS, INC. STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2026

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, primarily over the internet rather than in paper form. Instructions on how to access these materials online or how to request a paper copy of the proxy materials may be found in the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which is being first mailed on or about April 20, 2026, to all stockholders entitled to receive notice of and to vote at the Annual Meeting. We believe that following this rule makes the distribution of proxy materials more efficient and less costly and helps in conserving natural resources.

The proxy materials referred to in the Notice of Internet Availability are both downloadable and printable. If you would prefer to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, please follow the instructions contained in the Notice of Internet Availability.

The Notice of the Annual Meeting, this Proxy Statement for the Annual Meeting, and Cibus, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.proxyvote.com. These materials will remain on this website and be accessible to holders of Class A Common Stock through the conclusion of the Annual Meeting at no charge to the stockholder.
INFORMATION ABOUT THE ANNUAL MEETING

The Cibus, Inc. Board of Directors (the “Board”) is providing you with these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. The Board requests that you vote on the proposals described in this Proxy Statement. You are invited to attend the Annual Meeting online, but you do not need to attend the Annual Meeting to vote your shares of Common Stock. Instead, you may simply vote your shares of Common Stock by proxy by voting online or by telephone as described on the proxy card or voting instruction form or, request a proxy card from us and complete, sign, and return it at your earliest convenience in the postage-prepaid return envelope that will be provided.

Cibus, Inc. intends to post this Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K online at www.proxyvote.com and at https://investor.cibus.com/financials-filings/sec-filings on or about April 20, 2026. We will mail printed copies of the proxy materials to holders of Common Stock who request them by following the instructions contained in the Notice of Internet Availability.

The mailing address of the principal executive offices is Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121.

Conduct of the Meeting — Virtual Only

The Annual Meeting will be held virtually on June 2, 2026, at 10:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/CBUS2026. There will be no physical meeting location, though we have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We believe there are many benefits to a virtual meeting, including expanded access, improved communication, and cost savings for our stockholders and us. We believe that hosting a virtual meeting enables stockholder participation from any location around the world.

To attend the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card.

We recommend attendees allow plenty of time to log in (at least 15 minutes before the Annual Meeting) and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Online access will begin at 9:45 a.m. Pacific Time. The Annual Meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Information on how to vote online at the Annual Meeting is discussed below.

If you wish to submit a question, please do so during the meeting by logging into the virtual platform at www.virtualshareholdermeeting.com/CBUS2026 and follow the instructions within.

Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. If we are unable to respond to a stockholder’s properly submitted question due to time constraints, we will respond directly to that stockholder using the contact information provided.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting login page. In the event of a technical malfunction or situation that makes it advisable to adjourn the Annual Meeting, the presiding officer of the meeting will convene the meeting at 10:00 a.m. Pacific Time on June 2, 2026, at the Company’s principal business address solely for the purpose of adjourning the meeting to reconvene at a date, time, and location announced by the presiding officer of the meeting. If this happens, more information will be provided at https://investor.cibus.com/.

Record Date and Voting Power

Our Board has fixed April 6, 2026, as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 76,345,736 shares of Class A Common Stock (including 62,641 restricted shares of Class A Common Stock that remain subject to vesting) and no shares of Class B Common Stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Class A Common Stock held as of the record date. There will be no cumulative voting in the election of directors.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. The presence, virtually or by proxy, of the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. On the record date, there were 76,345,736 shares of Class A Common Stock (including 62,641 restricted shares of Class A Common Stock that remain subject to vesting) and no shares of Class B Common Stock outstanding and entitled to vote. Thus, the holders of 38,172,869 shares of Class A Common Stock must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Annual Meeting. Under the General Corporation Law of the State of Delaware abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

If, however, a quorum is not present or represented at the Annual Meeting, the presiding officer of the Annual Meeting will have the power to adjourn the Annual Meeting until a quorum is present or represented. At such adjourned meeting being reconvened, any business may be transacted which properly could have been transacted at the original Annual Meeting.

Recommendations of the Board on Each of the Proposals

There are three proposals that will be presented to Cibus stockholders at the Annual Meeting:

Proposal No. 1 — Election of Directors.

The Board recommends that you vote FOR the election of each of the nine nominees named in this Proxy Statement.

Proposal No. 2 — Say-on-Pay.

The Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The Board recommends that you vote FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

The Board knows of no other matters that will be properly presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Votes

Pursuant to our Amended and Restated Bylaws (“bylaws”):

•Nominees for election to our Board will be elected by a majority of votes cast by the holders of all shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. A majority of votes cast shall mean that the number of shares of Common Stock voted “For” a director’s election exceeds 50% of the number of votes cast on the issue of that director’s election (including votes “For” and votes “Against,” but excluding any abstentions or broker non-votes). Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

•The compensation of our Named Executive Officers will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 2. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 2. Proposal No. 2 is advisory in nature and is not binding on the Board or the Company.

•The appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026, will be ratified by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 3. If you do not provide your broker with voting instructions on this routine matter, the broker may choose how to vote your shares on Proposal 3. Accordingly, it is expected that there would not be any broker non-votes on Proposal 3.

Voting Instructions; Voting of Proxies

You may vote “For” or “Against” or “Abstain” with respect to each nominee for the Board. With respect to (i) the advisory approval of the compensation of our Named Executive Officers and (ii) the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm, you may vote “For” or “Against” or “Abstain.”
Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1. Abstentions will have the effect of a vote “Against” Proposal No. 2 and Proposal No. 3. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 2. It is expected that there would not be any broker non-votes on Proposal 3 since it is a routine matter.

Stockholder of Record: Shares Registered in Your Name

If on April 6, 2026, your shares of Common Stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote in advance of the Annual Meeting by proxy.

If you are a stockholder of record, you may (1) vote by proxy by using a proxy card that you may request from us, (2) vote by proxy over the internet prior to the meeting, (3) vote over the internet during the meeting, or (4) vote by proxy by telephone prior to the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy (via card, internet, or telephone) to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

•You can vote by proxy card by requesting a proxy card from us pursuant to the instructions in the Notice of Internet Availability, and promptly completing and returning your signed proxy card in the envelope that will be provided. You should mail your signed proxy card sufficiently in advance for it to be received by June 1, 2026.

•To vote online prior to the Annual Meeting, visit www.proxyvote.com, be sure to have your Notice of Internet Availability or proxy card available, and follow the steps outlined on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online. Your vote must be received by 11:59 p.m., Pacific Time on June 1, 2026, to be counted.

•To vote by telephone within the United States and Canada, call 1-800-690-6903 (toll free) on a touch tone telephone and follow the instructions provided by the recorded message. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote by telephone. Your vote must be received by 11:59 p.m., Pacific Time on June 1, 2026, to be counted.

•To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/CBUS2026, be sure to have your Notice of Internet Availability or proxy card available and follow the instructions given on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting.

We provide internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If on April 6, 2026, your shares of Common Stock were held in an account at a brokerage firm, bank, dealer, or other similar organization (as opposed to in your name directly), then you are the beneficial owner of shares held in “street name” and the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account, and such broker or other agent has provided voting instructions for you to use in directing it on how to vote your shares. As a beneficial owner, you are also invited to attend the Annual Meeting. However, as you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent in whose name the shares are held in advance of the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in that notice to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker, bank, or other agent. To vote online during the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and follow the instructions included with those proxy materials. You may contact the broker, bank, or other agent in whose name your shares are registered to request a proxy form.

Consequences of Not Voting

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

A broker non-vote occurs when shares registered in the name of a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its client who beneficially owns those shares. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters.

Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal.

Proposal No. 1 (the election of directors) and Proposal No. 2 (advisory say-on-pay) are considered non-routine matters under applicable rules and your broker or other nominee will not have discretion to vote on Proposal No. 1 and Proposal No. 2 absent direction from you. Accordingly, there may be broker non-votes on Proposal No. 1 and Proposal No. 2. Any broker non-votes on these proposals will be counted towards quorum but will have no effect on the outcomes of Proposal No. 1 and Proposal No. 2.

Proposal No. 3 (the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026) is considered a routine matter under applicable rules, and your broker or other nominee may generally vote in its discretion on Proposal No. 3. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 3.

Returning Blank Proxy Card

If you request a proxy card from us and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board’s recommendations. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Revocation of Proxies

Stockholder of Record: Shares Registered in Your Name

You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.

•You may grant a subsequent proxy by voting again through the internet or by telephone.

•You may send a timely delivered written notice that you are revoking your proxy to Cibus’ General Counsel at 6455 Nancy Ridge Drive, San Diego, CA 92121.

•You may attend the virtual Annual Meeting and vote online by following the instructions posted at www.virtualshareholdermeeting.com/CBUS2026. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
The latest proxy vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If your shares are held by your broker, bank, or other agent, as a nominee or agent, you should follow the instructions provided by such broker, bank, or other agent.

Expenses of Soliciting Proxies

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Receiving More than One Proxy; Delivery of Documents to Stockholders

If you receive more than one Notice of Internet Availability or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability or set of proxy materials that you receive to ensure that all your shares are voted. Each Notice of Internet Availability or proxy card may have a different 16-digit control number printed in the box marked by the arrow.

A number of brokers with account holders who are Cibus, Inc. stockholders will be “householding” our proxy materials. A single Notice of Internet Availability or, if requested, set of proxy materials or Annual Report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability and/or separate Proxy Statement and Annual Report, please notify your broker and direct your written request to Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121, Attn: Secretary, or call (858) 450-0008. The Company undertakes to deliver promptly to a stockholder upon such written or oral request a separate Notice of Internet Availability, and, if requested, set of proxy materials or Annual Report. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

Results of Voting at the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Procedure for Submitting Stockholder Proposals and Director Nominees at the 2027 Annual Meeting of Stockholders

Stockholder Proposals – Rule 14a-8

Exchange Act Rule 14a-8 permits our stockholders, after timely notice to Cibus, to present proposals for inclusion in the Company’s proxy statement for stockholder action where such proposals are consistent with applicable law, constitute a proper matter for stockholder action, and are not properly omitted by Cibus in accordance with the rules of the SEC. To be timely for the Company’s 2027 Annual Meeting of Stockholders, a stockholder’s notice of a proposal must be delivered to or mailed and received by the Secretary of Cibus at the Company’s principal executive offices, 6455 Nancy Ridge Drive, San Diego, CA 92121, no later than December 21, 2026.

If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary of the Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

Stockholder Proposals and Director Nominations – Advance Notice Bylaws

Pursuant to the Company’s bylaws, in order for a proposal to be properly brought before the next annual meeting by a stockholder or for a stockholder’s nominee for director to be considered at such annual meeting, but not for inclusion in our proxy materials, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting or to nominate the director, which must be received by the Company not less than 90 nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders. In the case of the Company’s 2027 Annual Meeting of Stockholders, to be timely under the Company’s bylaws, a stockholder’s notice must be received not later than March 4, 2027, nor earlier than February 2, 2027. Each such notice must set forth certain information with respect to (i) the stockholder who intends to bring a proposal before the meeting or to make the nomination, and (ii) the director nominee or proposal, as set forth in greater detail in the Company’s bylaws. If we receive notice of a stockholder proposal after March 4, 2027, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for the 2027 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.

If the date of the Company’s 2027 Annual Meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the Company’s 2026 Annual Meeting, notice by the stockholder pursuant to the prior paragraph must be so delivered not later than the close of business on the later of the 90th calendar day prior to such 2027 Annual Meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made in order to be considered timely.

Compliance with Universal Proxy Rules for Director Nominations  –  Rule 14a-19

In addition to satisfying the requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 (the “Exchange Act”), which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than April 5, 2027.

If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary of the Annual Meeting, then Rule 14a-19 provides that notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting of Stockholders or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made.

Copies of Proxy Materials and Corporate Governance Documents
The Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting, and the Company’s Annual Report on Form 10-K are posted on Cibus’ website at https://investor.cibus.com/financials-filings/sec-filings and at www.proxyvote.com.

The Amended Certificate of Incorporation and bylaws are filed as exhibits to the Company’s most recent Annual Report on Form 10-K, which is posted on the Company’s website at https://investor.cibus.com/financials-filings/sec-filings.

The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for each of the Company’s standing Board committees are posted on the Company’s website at https://investor.cibus.com/corporate-governance/documents-charters. Stockholders may receive printed copies of each of these documents without charge by contacting the Company’s Investor Relations Department at Cibus, Inc., Attn: Investor Relations, 6455 Nancy Ridge Drive, San Diego, CA 92121, or by calling (858) 450-0008.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, our Board shall fix from time to time the total number of directors exclusively by one or more resolutions adopted by the Board. Our Board has adopted a resolution fixing the current number of directors at ten members and our Board currently consists of ten directors. Keith Walker, who currently serves on our Board, has not been nominated for re-election at the Annual Meeting. Dr. Walker has been a valuable member of the Board during his tenure, and the Board thanks him for his years of service. The Board expects to reduce the size of the Board to nine members following the conclusion of the Annual Meeting.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the nine nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's nine nominees.

Except for vacancies filled by the directors then in office in accordance with our bylaws, as described below, all directors will be elected to our Board annually at the annual meeting of stockholders. At the Annual Meeting, directors will be elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Each director will be elected by a majority of votes cast by the holders of all shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. A majority of votes cast shall mean that the number of shares of Common Stock voted “For” a director’s election exceeds 50% of the number of votes cast on the issue of that director’s election (including votes “For” and votes “Against,” but excluding any abstentions or broker non-votes).

Unless otherwise provided by law, our bylaws provide that any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled solely by the affirmative vote of a majority of the remaining directors then in office.

Nominees for Election for a One-Year Term Expiring at the 2027 Annual Meeting of Stockholders

The individuals listed below, each of whom is currently serving on our Board, are nominated for election this year. The following is a brief biography of each nominee and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Mark Finn, 82, serves as Cibus’ Chairman of the Board. Mr. Finn has chaired Cibus Global’s Finance and Audit Committee since 2009. He was appointed to the Board of Cibus in May 2023, in connection with the merger with Cibus Global, and was appointed as the Chairman on August 6, 2025. Mr. Finn has been the Chair and Chief Executive Officer of the Vantage Consulting Group since August 1985. Mr. Finn’s previous involvements include the Virginia National Bank, the State of Virginia Retirement Plan’s Investment Advisory Committee, and the Board of Trustees of the Virginia Retirement System. Mr. Finn also chaired the Operations Advisory Committee for the State of Alaska Retirement System. Mr. Finn is also former Chair of the Board of Directors of RF&P Corporation, a privately held railroad and real estate company. Currently, Mr. Finn serves on the advisory board and finance committee of Auven Therapeutics, a private equity company focused on life science investment, as well as on the board of managers of the Managing Member of New Ventures I, LLC, a venture capital fund investing in biotechnology related entities, and New Ventures Select, LLC, a pharmaceutical royalty fund, as well as the New Ventures III, LLC, Vantage Multi-Strategy Fund, LP, New Ventures III VO, LLC, New Ventures as Solutions, LLC and New Ventures as Solutions II, LLC Managing Member boards. He also is a director of Enterin Inc. (private), a life sciences company focused on Parkinson’s disease. Mr. Finn also served on the audit committee of the Legg Mason Partners Fund Board. He has taught at the University of Virginia Graduate Business School and the College of William and Mary’s Mason School of Business, where he received his M.B.A. in 1987. The Company believes that Mr. Finn’s leadership role in its development and growth, and his experience in the life sciences investment space, qualifies him to serve on the Board.

Peter Beetham, Ph.D., 63, serves as Cibus’ Interim Chief Executive Officer, President, and Chief Operating Officer and serves on the Board. Dr. Beetham co-founded Cibus Global and has served on Cibus Global’s Board of Directors (the “Cibus Global Board”) from 2018. He was appointed to the Board of Cibus in May 2023, in connection with the merger with Cibus Global. Previously, Dr. Beetham served as Cibus Global’s Chief Executive Officer, Senior Vice President of Research and Development and in other executive capacities since its founding in 2001. Dr. Beetham was appointed as the President and Chief Operating Officer of Cibus in connection with the merger with Cibus Global and was appointed as Interim Chief Executive Officer on February 24, 2025. Dr. Beetham has over 30 years of experience in agriculture. Prior to joining Cibus Global, Dr. Beetham was Research Director of the Plant and Industrial Products Division at ValiGen and a Senior Scientist at Kimeragen where he led research teams exploring gene targeting. Part of his extensive research experience was at the Boyce Thompson Institute at Cornell University, where he was a postdoctoral scientist and one of the pioneers of the early work that led to Cibus’ Rapid Trait Development System (“RTDS”) technologies. Dr. Beetham was employed by the Department of Agriculture and Rural Affairs, Victoria, Australia from 1985 to 1992. He served as a scientific officer based at the Plant Research Institute, working with research groups throughout Southeast Asia and the South Pacific. Dr. Beetham received his Ph.D. in Plant Molecular Virology from QUT in Brisbane, Australia and is a B.Sc. (Honours) graduate of Monash University, Melbourne, Australia. The Company believes Dr. Beetham’s expertise in the agricultural industry, and his role as Cibus Global’s co-founder and current role at Cibus, qualifies him to serve on the Board.

Kimberly A. Box, 66, serves on Cibus’ Board. Ms. Box was appointed to the Cibus Board on September 11, 2025. Ms. Box served as the President and Chief Executive Officer of Gatekeeper Innovation, Inc. (acquired by RxGuardian), a healthcare company that creates products to keep medications safe, from 2016 to 2020. Prior to joining Gatekeeper Innovation, Ms. Box enjoyed a successful 29-year career with Hewlett Packard (NYSE: HPQ), holding various executive positions, the most recent being Vice President, Global IT Services, a position she held until 2009 when Ms. Box left Hewlett Packard. Ms. Box also serves on the Boards of Directors of McGrath RentCorp (NASDAQ: MGRC), where Ms. Box serves as Chair of the Compensation Committee and is a member of the Audit Committee and Corporate Governance and Nominating Committee, and Med One Group, a private company. Ms. Box formerly served on the Board of Directors of American River Bank (NASDAQ: AMRB) until it was acquired in 2021 and Applied Science, Inc., a privately held company. Ms. Box holds a Bachelor of Science in Business Administration with a concentration in Management and a minor in Computer Science from California State University, Chico. Ms. Box also completed the Executive Development Program at The Wharton School of the University of Pennsylvania and has a NACD Directorship Certification™ (2021) and a CERT in Cybersecurity Oversight from the Software Engineering Institute at Carnegie Mellon University (2022). Ms. Box was formerly on the NACD Northern California Chapter board and served as the Chair, and was named to the NACD Directorship 100™, an annual recognition of the leading corporate directors who significantly impact boardroom practices and performance.. The Company believes that Ms. Box’s leadership and board experience qualifies her to serve on the Board.
Jean-Pierre Lehmann, 87, serves on the Board. Mr. Lehmann has served on the Cibus Global Board since November 2009. He was appointed to the Board of Cibus in May 2023, in connection with the merger with Cibus Global. Mr. Lehmann has been a private investor for the past 30 years, with a diversified portfolio in venture capital, private equity, especially in Asia, as well as hotels and commercial and residential real estate in the United States. Prior to this, Mr. Lehmann resided in Geneva, Switzerland, where he managed portfolios for Morval Bank and its holding company. He previously oversaw a diversified holding company for Edmond de Rothschild. Mr. Lehmann is a graduate of the Ecole des Hautes Etudes Commerciales in Paris and holds an M.B.A. from Harvard Business School. He was also an officer in the French Navy. The Company believes that Mr. Lehmann’s extensive background in financial investments brings valuable skills to the Board and qualifies him to serve on the Board.

August Moretti, 75, serves on the Board. Mr. Moretti was appointed to the Cibus Board on November 18, 2024, and has extensive operating and financial executive experience in all phases of company growth and funding, from early-stage development to product approval and commercialization. Mr. Moretti is currently self-employed as a consultant. From 2019 until his retirement in September 2023, Mr. Moretti served as the Chief Financial Officer of 4D Molecular Therapeutics, Inc., a clinical-stage biotherapeutics company. Mr. Moretti previously served as Chief Financial Officer at Assertio Therapeutics (formerly Depomed, Inc.), a specialty pharmaceuticals company focused in pain and neurology, from January 2012 until August 2018. Prior to this, Mr. Moretti served as Chief Financial Officer and Senior Vice President of Alexza Pharmaceuticals, Inc., a pharmaceutical company, and as Chief Financial Officer and General Counsel of Alavita, Inc., a personalized medicine company. Earlier in his career, Mr. Moretti was a partner in an international law firm, where his practice included representation of life science companies on issues relating to public and private financings, mergers and acquisitions, corporate governance, disclosure and public reporting. Mr. Moretti received his B.A. in Economics from Princeton University in 1972. He received his J.D. from Harvard Law School in 1975. The Company believes that Mr. Moretti’s operating and financial executive experience, particularly for early-stage companies, qualifies him to serve on the Board.

Gerhard Prante, Ph.D., 84, serves on the Board. Dr. Prante has served on the Cibus Global Board since 2011. He was appointed to the Board of Cibus in May 2023, in connection with the merger with Cibus Global. Dr. Prante became Head of the Agriculture division of Hoechst AG in 1985. After forming AgrEvo GmbH (a joint venture of Hoechst AG and Schering AG), he served as its Chief Executive Officer and Chair of the Board. Following the merger of Hoechst and

Rhone Polenc into Aventis SE, Dr. Prante served as Deputy Chief Executive Officer of Aventis CropScience (which was later acquired by Bayer AG). He then worked as an industry consultant, and served on several boards, including Bayer CropScience AG, Gerresheimer AG, Allessa GmbH and Direvo Industrial Biotechnology GmbH. He studied Agriculture at Kiel University in Germany and finished his Ph.D. in Agricultural Sciences in 1970. Dr. Prante has served on numerous industry associations, at times as their president, including German Crop Protection and Fertilizer Association (IVA), Europe Crop Protection Association (ECPA), Global Crop Protection Federation (GCPF), Global Plant Science Industry Federation (Croplife International), German Association of Biotech Industry (DIB), and the Federation of Sustainable Agriculture. In his career, Dr. Prante has been a strong proponent of the integration of biotechnology into agribusiness since the mid-1980s, led the $0.7 billion acquisition of Plant Genetic Systems by AgrEvo, and built the InVigor canola business in Canada, in addition to buying and integrating several seed companies. The Company believes that Dr. Prante’s experience in the biotechnology industry, and particularly the integration of biotechnology and agribusiness, qualifies him to serve on the Board.

Rory Riggs, 72, serves on the Board. Mr. Riggs co-founded Cibus Global and has served on the Cibus Global Board since its founding in 2001 and as Chair of the Cibus Global Board from 2014. He was appointed as Chairman of the Cibus Board in May 2023, in connection with the merger with Cibus Global, and served in this role through August 6, 2025. Previously, Mr. Riggs served as Cibus Global’s Chief Executive Officer from 2021 through February 24, 2025. Mr. Riggs was appointed as Cibus’ Chief Executive Officer in May 2023, in connection with the merger with Cibus Global and served in this role through February 24, 2025. Mr. Riggs is a co-founder, former director and former chair of the investment committee of Royalty Pharma plc, a publicly-traded investment company focused on drug royalties; founder and Chief Executive Officer of Locus Analytics, LLC and founder and executive chairman of Syntax, LLC, each data analytics and Fintech companies based on a new information technology platform for economics, business and portfolio management. Mr. Riggs has served as President and a director of Biomatrix, Inc. (acquired by Genzyme Corp.); Chief Executive Officer of RF&P Corporation, a privately held railroad and real estate company; and a managing director in PaineWebber’s mergers and acquisitions department. Mr. Riggs was a co-founder and Managing Member of Scientia Venture’s predecessor, New Venture Funds, a venture fund focused on healthcare, and co-founded and served on the board of FibroGen, Inc., now known as Kyntra Bio (Nasdaq: KYNB). Mr. Riggs currently serves on the board of StageZero Life Sciences Ltd. and previously served on the board of Intra-Cellular Therapies, Inc. Mr. Riggs graduated from Middlebury College and holds an M.B.A. from Columbia University. The Company believes that Mr. Riggs’ significant experience in the biopharmaceutical and biotechnology industries, and his co-founding and leadership role in Cibus’ development, qualifies him to serve on the Board.

Thomas Urban, 61, serves on Cibus’ Board. Mr. Urban was appointed to the Cibus Board on April 7, 2026. Mr. Urban is the founder of Agribusiness Advisors, a firm he formed in 2013 focused on providing advisory, investment, and entrepreneur support to early-stage companies focused on agriculture. Prior to forming Agribusiness Advisors, Mr. Urban was the chief executive officer of CellFor, Inc. from 2004 to 2012 when it was acquired by ArborGen, served in various leadership positions around the world from 1990 to 2002 with Pioneer Hi-Bred International, including after its acquisition by E.I. DuPont de Nemours in 1999, and began his career in mergers and acquisitions at Goldman, Sachs & Co. in 1988. Mr. Urban has also served as an entrepreneur in residence at the University of British Columbia since 2013. Mr. Urban received his undergraduate degree from Middlebury College and holds a Master of Business Administration from the Harvard Graduate School of Business. The Company believes that Mr. Urban’s experience in agricultural biotechnology qualifies him to serve on the Board.

Craig Wichner, 56, serves on Cibus’ Board. Mr. Wichner was appointed to the Cibus Board on November 5, 2025. Mr. Wichner is the Founder and Managing Partner of Farmland LP (“Farmland”), a leading United States farmland investment management firm with more than $350 million in assets and over 19,000 acres under management. Mr. Wichner founded Farmland in 2009 to demonstrate that organic and regenerative farmland management can enhance both soil health and long-term investment performance. Prior to founding Farmland, Mr. Wichner founded and managed several technology and investment companies focused on data-driven business models and sustainable growth. Mr. Wichner previously served on the Board of Directors of BN Ranch, the successor company to Niman Ranch, which was acquired by Blue Apron Holdings, Inc. (NYSE: APRN). Mr. Wichner also manages private family real estate holdings. Mr. Wichner holds a Bachelor of Science degree in Biochemistry and Molecular Biology with a minor in Economics from the University of California, San Diego. The Company believes that Mr. Wichner’s experience in agricultural biotechnology qualifies him to serve on the Board.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

DIRECTORS AND CORPORATE GOVERNANCE
Board and Leadership Structure

Our Corporate Governance Guidelines, Certificate of Incorporation, and bylaws provide the Board flexibility in determining its leadership structure. The Board may establish the authorized number of directors from time to time by resolution. Immediately prior to the Annual Meeting, our Board consists of ten members, eight of whom are independent under Nasdaq listing standards. Following the conclusion of the Annual Meeting, our Board will consist of nine members, seven of whom are independent under Nasdaq listing standards.

Currently, the Board has separated the positions of Chief Executive Officer and Chairman. Peter Beetham serves as our Interim Chief Executive Officer and Mark Finn serves as our Chairman of the Board. The Board believes that this leadership structure is the optimal structure to guide the Company at this time and to maintain strong, independent Board oversight. The Board may make a different determination in the future as to the appropriateness of its current policies, including in connection with its ordinary course succession planning.

If in the future the Chairman is no longer independent, the Board may designate an independent director to act as the lead independent director (the “Lead Independent Director”). The position of Lead Independent Director will be evaluated by the Board periodically, and the Board shall be permitted to remove or appoint a successor to the Lead Independent Director at any time. At such time as the Board has designated a Lead Independent Director, the responsibilities, powers, and authorities of the Lead Independent Director will be reflected in a Lead Independent Director Charter, which shall be approved by the Board.

Director Independence

The Nasdaq listing standards generally require that a majority of the members of a listed company’s Board be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each of our directors who served in the most recently completed fiscal year and has considered whether any such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based on this evaluation, the Board determined that each director who served on our Board during 2025 (including Keith Walker, who is not standing for re-election) is independent, other than Rory Riggs, who served as our Chief Executive Officer within the past three years and Peter Beetham, who currently serves as our Interim Chief Executive Officer, President, and Chief Operating Officer. Our Board has also determined that Thomas Urban, who was appointed to the Board on April 7, 2026, is independent.

In making such independence determinations, our Board considered the relationships that each of the directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each director.

There are no family relationships among any of our directors or executive officers.

Role of the Board in Risk Oversight

The Board is actively involved in the oversight of our risk management process. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Our Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Board and Audit Committee regularly review reports on the status of the Company’s cybersecurity program and discuss policies with respect to cybersecurity and information technology risks, including how these risks are being identified, assessed, and managed. Our Compensation Committee periodically oversees whether our compensation policies and programs are designed in a manner that creates incentives for employees to take inappropriate or excessive risk. Our Nominating and Corporate Governance Committee has responsibility to review and assess policies, practices, disclosures and reports, risk assessments and risk management regarding Cibus’ significant environmental, social, and governance matters. Our Board is responsible for monitoring and assessing strategic risk exposure and other risks not covered by our committees.

The full Board, or the appropriate committee, receives reports on risks facing Cibus from our principal executive officer or other members of management to enable it to understand our risk identification, risk management, and risk mitigation strategies. We believe that our Board’s leadership structure is consistent with and supports the effective administration of the Board’s risk oversight function.

Attendance at Meetings

The Board held 24 meetings and acted by written consent seven times during the fiscal year ended December 31, 2025. Members of the Board are expected to attend all meetings of the Board and committees on which they serve. Each director on the Board attended at least 75% of the aggregate meetings of the Board and of the respective committees on which the director served that were held during the last fiscal year. The independent members of our Board meet in executive sessions at least quarterly, and frequently in conjunction with regular meetings of the Board.

Members of the Board are encouraged, but not required, to attend each annual meeting of our stockholders. 5 of 7 directors who were members of the Board at the time of our 2025 Annual Meeting of Stockholders attended the 2025 Annual Meeting of Stockholders on May 22, 2025.

Board Committees

Our Board has established four standing committees: Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee, and Strategy Committee, each of which is described below. Each of our standing committees operate pursuant to charters posted on the Investors section of our website at https://investor.cibus.com/corporate-governance/documents-charters.

Audit Committee

The Audit Committee is currently composed of Messrs. Moretti (chair), Finn, and Lehmann and Dr. Walker. Following the Annual Meeting and in light of the fact that Dr. Walker is not standing for re-election, the Audit Committee will be comprised of Messrs. Moretti (chair), Finn, and Lehmann. Our Board has determined that Messrs. Moretti, Finn, and Lehmann and Dr. Walker are independent under the applicable provisions of the Nasdaq listing standards and Rule 10A-3. Each of Messrs. Moretti, Finn, and Lehmann and Dr. Walker qualifies as an “audit committee financial expert” as such term is defined in the regulations under the Exchange Act and meets the requirements for financial literacy and financial sophistication required under applicable rules and regulations.

The Audit Committee is responsible for, among other things, the integrity of our financial statements, including oversight of our accounting and financial reporting processes and the audits of our financial statements, the qualifications, independence and performance of our independent auditors, and the qualifications and independence of our internal audit function (including, as applicable, any outside firm engaged to perform the internal audit function). The Audit Committee also has the responsibility to appoint, set the compensation of, oversee and, when appropriate, replace our independent registered public accounting firm. In addition, the Audit Committee will review our compliance with applicable laws and regulations. The Audit Committee is also responsible for reviewing and discussing with management the Company’s audited financial statements, along with our policies with respect to risk assessment and risk management.

The Audit Committee held eight meetings in 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Messrs. Finn (chair) and Lehmann, Drs. Prante and Walker, and Ms. Box. Following the Annual Meeting and in light of the fact that Dr. Walker is not standing for re-election, the Nominating and Corporate Governance Committee will be comprised of Messrs. Finn (chair) and Lehmann, Dr. Prante, and Ms. Box. The Nominating and Corporate Governance Committee is responsible for, among other things, matters of corporate governance and matters relating to the practices, policies, and procedures of our Board, identifying and recommending candidates for election to our Board and each committee of our Board, and reviewing, at least annually, our Corporate Governance Guidelines.

The responsibilities of our Nominating and Corporate Governance Committee include identifying director candidates, including nominees submitted by stockholders, based on criteria determined by the Nominating and Corporate Governance

Committee in consultation with the Board, which includes the criteria set forth in our Corporate Governance Guidelines and Nominating Policy. The Nominating and Corporate Governance Committee considers not only the director candidate’s qualities, performance, and professional responsibilities, but also the current composition of the Board and the challenges and needs of the Board at that time. The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Stockholders who wish to recommend a prospective nominee should follow the procedures set forth in Sections 10 and 11 of our bylaws. Stockholders should also review the section of this Proxy Statement entitled “Procedure for Submitting Stockholders Proposals and Director Nominees at the 2027 Annual Meeting of Stockholders.” The Nominating and Corporate Governance Committee will evaluate stockholder-recommended nominees in the same manner as other nominees. All director nominees other than Messrs. Moretti, Urban, and Wichner and Ms. Box were appointed to the Board in connection with the merger with Cibus Global in May of 2023. Each of Mr. Wichner and Ms. Box were first introduced to the Nominating and Corporate Governance committee as a director candidate by non-management directors of the Company. Mr. Moretti was first introduced to the Nominating and Corporate Governance committee as a director candidate by a third-party search firm, and Mr. Urban was first introduced to the Nominating and Corporate Governance committee as a director candidate by one of the Company’s other external advisors.

The Nominating and Corporate Governance Committee and the Board evaluate nominees in the context of the Board as a whole. The Board does not have a specific policy regarding the consideration of diversity for director nominees, but evaluates candidates with the objective of selecting nominees that will contribute to a diversity of viewpoints that will enhance the quality of the Board’s deliberations and decisions. Such diversity may be reflected in a mix of different knowledge, experience, skills, expertise, backgrounds, and other characteristics.

The Nominating and Corporate Governance Committee held three meetings in 2025.

Compensation Committee

The Compensation Committee is currently composed of Drs. Prante (chair) and Walker, Ms. Box, and Mr. Finn. Following the Annual Meeting and in light of the fact that Dr. Walker is not standing for re-election, the Compensation Committee will be comprised of Dr. Prante, Ms. Box, and Mr. Finn. The Compensation Committee is responsible for, among other things, reviewing and approving our overall compensation philosophy and overseeing the administration of related compensation benefit programs, policies, and practices. The Compensation Committee is also responsible for reviewing and approving the performance goals and objectives for our Chief Executive Officer and all other executive officers in its discretion and annually evaluating their performance in light of these goals, reviewing and approving the annual compensation of our executive officers, and administering our incentive and equity-based compensation plans. Executive compensation is reviewed and approved by the Compensation Committee or approved by the Board. In performing this function, the Compensation Committee and the Board rely on the Chief Executive Officer to provide information regarding the executive officers, their roles and responsibilities, and the general objectives and performance of the Company. The Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer and General Counsel, as well as members of Cibus’ human resources team, provide support, take directions from, and bring suggestions to the Compensation Committee and the Board. The final decisions regarding salaries, bonuses (including measures, targets, and amounts to be paid), equity grants, and other compensation matters related to executive officers are made by the Compensation Committee or the Board. No executive officer has any role in director compensation. The Compensation Committee may delegate all or a portion of duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may also delegate authority to make equity compensation grants to non-executive employees, subject to parameters established by the Compensation Committee.

The Compensation Committee held four meetings in 2025.

During fiscal year 2025, the Compensation Committee engaged Aon plc (“Aon”), as its outside independent compensation consultant, following a request for proposals from well-qualified, nationally-recognized executive compensation consultants. Pursuant to its engagement terms, Aon reviews, analyzes and provides advice regarding our executive officer and director compensation programs in relation to the objectives of those programs, including comparisons to designated peer group companies and to current best practices, and also provides information and advice on competitive compensation practices and trends, along with specific views on our compensation programs. Aon representatives engage in regular discussions with the Compensation Committee and respond to questions from the Committee and the Committee's other advisors in providing advice with respect to the design and implementation of current or proposed compensation programs. During 2025, Aon reported directly to the Compensation Committee and the Compensation Committee retains the sole authority to retain or terminate Aon. Aon did not provide additional services to the Company or its affiliates in an amount in excess of $120,000 during 2025.

The Compensation Committee has the responsibility to consider certain independence factors before selecting compensation consultants and other compensation advisers. In connection with the foregoing, the Compensation Committee reviewed, considered and discussed the relevant factors established by NASDAQ to determine such independence, both by surveying Aon and by soliciting input from members of the Compensation Committee through our annual director and officer questionnaires. Based on its review, consideration and discussion, the Compensation Committee determined that the work performed and to be performed by Aon as the Committee's compensation consultant has not raised and does not raise any conflict of interest, and also determined that Aon qualifies as independent for purposes of the Exchange Act and Nasdaq Corporate Governance Requirements.

Strategy Committee

The Strategy Committee is currently composed of Dr. Prante (chair), Ms. Box, and Messrs. Lehmann, Moretti, and Wichner. The Strategy Committee assists the Board in carrying out its responsibilities to oversee the development and execution of the Company’s strategy and making recommendations regarding strategic direction and objectives. Among other things, the Strategy Committee is responsible for: assisting the Board in its review, approval and oversight of the development, execution and reporting by Company management of the Company’s strategy, periodically assessing the Company’s strategic plans and initiatives and recommending modifications of long-term strategy to the Board, and assessing the impact of external developments and factors on the Company’s strategy.

The Strategy Committee held five meetings in 2025.

Corporate Governance Guidelines

Our Board has adopted written Corporate Governance Guidelines that serve as a framework for our Board and its committees. These guidelines cover a number of areas including the size and composition of the Board, membership criteria for the Board and director qualifications, director responsibilities, board agenda, the responsibilities of the Chair of the Board and Chief Executive Officer, the appointment of a lead independent director, meetings of non-management directors, the role of committees of the Board, access of directors to management and independent advisors, third-party communications, director compensation, director orientation and continuing education, management evaluation and succession and annual performance evaluations.

The Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee, and any proposed changes are recommended to our Board.

Code of Business Conduct and Ethics

We have adopted the Cibus Code of Business Conduct and Ethics, which is applicable to all our employees, executive officers, and directors. Any amendments to our Code of Business Conduct and Ethics and any waivers of its requirements will be disclosed on our website or in filings under the Exchange Act, as required by the applicable rules and exchange requirements.

Insider Trading Policies and Procedures

We have adopted an insider trading policy (our “Insider Trading Policy”) and procedures applicable to directors, officers, employees, and other covered persons, and have implemented processes applicable to us, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards of The Nasdaq Capital Market. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026.

Derivatives Trading and Hedging Policy

Our Insider Trading Policy includes a policy regarding the trading of derivatives and the hedging of our equity securities by our employees, including our executive officers, and the non-employee members of the Board. This policy provides that all employees and the non-employee members of the Board are prohibited from engaging in transactions that are of a speculative nature at any time. Furthermore, all employees, including officers, and the non-employee members of the Board are prohibited from engaging in hedging transactions involving our securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds. In addition, all employees, including officers, and the non-employee members of the Board are prohibited from short selling our common stock or engaging in transactions involving our derivative securities (including put option contracts, transacting in straddles, and the like).

Pledging Policy

Our Insider Trading Policy includes a policy that generally restricts all employees, including officers, and the non-employee members of the Board from holding our securities in a margin account or pledging our securities as collateral, subject to case-by-case exceptions approved by the Board or designated members thereof. To the best of the Company’s knowledge, no Cibus securities held by any employee, officer or director were held in a margin account or otherwise pledged during the fiscal year ended December 31, 2025.

Clawback Policy

As required pursuant to the listing standards of the Nasdaq, Section 10D of the Exchange Act, and Rule 10D-1 under the Exchange Act, the Board adopted a clawback policy (the “Clawback Policy”), effective on May 31, 2023, which provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.

In general, the Company may utilize a broad range of recoupment methods under the Clawback Policy for mandatory accounting restatement clawbacks. The Clawback Policy does not condition such clawback on the fault of the executive officer, but the Company is not required to clawback amounts in limited circumstances where the Committee has made a determination that recovery would be impracticable and (1) the Company has already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would likely cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code of 1986, as amended, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. The Company may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.

During the effectiveness of the Clawback Policy, the Company has not been required to prepare a restatement of its financial results that required recovery of erroneously-awarded compensation to covered officers pursuant to the Clawback Policy. There are no balances currently outstanding from prior applications of the Clawback Policy.

Stockholder Communications

Stockholders may contact our Board about bona fide issues or questions about Cibus by sending a letter to the following address: Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121, Attention: Board of Directors. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our common stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the “Independent Directors” at the address above. Our General Counsel will initially receive and process communications before forwarding them to the addressee, and generally will not forward a communication that is unrelated to the duties and responsibilities of the Board, including a communication the General Counsel determines to be primarily commercial in nature, is related to an improper or irrelevant topic, or is a request for general information about us or our products or services.

EXECUTIVE OFFICERS

The following table sets forth information as of the date of this Proxy Statement concerning our current executive officers, other than Peter Beetham, whose information is set forth above under “Proposal No. 1 – Election of Directors—Nominees for Election for a One-Year Term Expiring at the 2027 Annual Meeting of Stockholders”:

Name	Age	Position
Peter Beetham, Ph.D.	63	Interim Chief Executive Officer, President and Chief Operating Officer, and Director
Greg Gocal, Ph.D.	57	Chief Scientific Officer and Executive Vice President
Cornelis (Carlo) Broos	55	Chief Financial Officer
Noel Sauer, Ph.D.	59	Senior Vice President, Research
Jason Stokes, Esq.	55	Chief Administrative Officer, General Counsel and Corporate Secretary
Greg Gocal, Ph.D. serves as Cibus’ Chief Scientific Officer and Executive Vice President. Dr. Gocal co-founded Cibus Global and served as Chief Scientific Officer and Executive Vice President since 2016. Prior to that, he served as Cibus Global’s Senior Vice President of Research and Development from 2014 to 2016, and from 2010 to 2014 served as Vice President of Research. In 2000, Dr. Gocal joined an innovative cross disciplinary team at ValiGen, Cibus Global’s predecessor, as the lead molecular biologist. Within the Plant and Industrial Products Division, his team began developing the RTDS suite of technologies in plant and microbial systems in what was then the nascent field that has become gene editing. Continuing this focus and enabling Cibus Global’s technologies and product pipeline, Dr. Gocal has held various research management positions. Dr. Gocal has studied many aspects of plant biology. He was awarded undergraduate and graduate degrees from the University of Calgary. He worked at CSIRO Plant Industry in Canberra, Australia where he received his Ph.D. in Plant Molecular Biology from the Australian National University, then continued studying in this field as a postdoctoral scientist at the Salk Institute for Biological Studies in La Jolla, California.

Cornelis (Carlo) Broos, MSc. serves as Cibus’ Chief Financial Officer. Mr. Broos was appointed to serve as Chief Financial Officer, effective as of September 18, 2025, after serving as the Company’s Interim Chief Financial Officer since October 2024. Previously, Mr. Broos served as Senior Vice President of Finance of the Company since 2024 and has significant public finance, accounting and audit experience. Prior to his current role, Mr. Broos served as the Company’s Vice President of Finance and Business Development after joining the Company in 2011. Before joining the Company, Mr. Broos served as the Head of Finance (Services) for Syngenta Europe Africa Middle East from 2008 to 2011, as CFO Netherlands and CFO Belgium for Syngenta from 2005 to 2008, as Group Controller for Advanta from 2002 to 2005 and as Audit Manager at Deloitte (Netherlands) from 1995 to 2002. Mr. Broos completed a Master of Science in Business Administration from Radboud University in 1995 and completed a post-master program in accountancy at Tilburg University in the Netherlands in 1999, becoming Registered Accountant (the equivalent of a CPA) in the Netherlands.

Noel Sauer, Ph.D. has served as Cibus’ Senior Vice President of Research since 2021. Prior to that, she served as Cibus’ Vice President of Research from 2017 to 2021, and from 2010 to 2017 as research leadership in several progressive roles primarily focused on enabling, advancing, and expanding Cibus’ core RTDS suite of technologies. At Cibus, she has nucleated the technology development department and led teams toward the development of non-transgenic traits in commercially relevant crops through advancements in the field of precision plant breeding. Prior to joining Cibus, in 2010 at Illumina in San Diego, California, Dr. Sauer helped develop technologies for the Bill and Melinda Gates Foundation to detect endemic pathogens in clinical samples in third world countries. From 2007 to 2009, Dr. Sauer helped lead the platform development efforts at Cequent Pharmaceuticals in Cambridge, Massachusetts, enabling their novel therapeutic technology, tkRNAi, to treat many human diseases such as inflammatory bowel disease and in colon-cancer prevention. Dr. Sauer earned her B.S. degree in Biological Sciences from the University of Southern California, and a doctoral degree in Microbiology and Molecular Genetics from Harvard University. For her postdoc, Dr. Sauer joined Massachusetts General Hospital, Harvard Medical School, studying host-pathogen interactions.

Jason Stokes, Esq. serves as Cibus’ Chief Administrative Officer, General Counsel and Corporate Secretary since August of 2025 after serving as the Company’s Chief Legal Officer, General Counsel, and Corporate Secretary since February of 2024. Previously, Mr. Stokes served as Chief Legal Officer, General Counsel and Corporate Secretary of Compute North, an operator of cryptocurrency data mining centers, from 2022 to 2023 (where he shepherded Compute North through their Chapter 11 bankruptcy proceedings), as Chief Legal Officer, General Counsel and Secretary of SkyWater Technology (Nasdaq: SKYT), a semi-conductor manufacturing company, from 2021 to 2022, and in several progressive roles at Pentair plc (NYSE: PNR), a water solutions and management company, including Vice President, Corporate Law & Compliance from 2015 to 2018, Associate General Counsel, Corporate from 2012 to 2015 and as Associate General Counsel, M&A from 2011 to 2012. Mr. Stokes was also self-employed as a contracted outside general counsel for several companies from 2018 to 2021. Furthermore, Mr. Stokes served as General Counsel, Hearth & Home Technologies from 2007 to 2011, as an Attorney at The Scoular Company from 2004 to 2007 and as an Associate at the law firm Lindquist & Vennum PLLP from 1999 to 2004. Prior to his legal career, Mr. Stokes was an officer in the United States Navy, serving on active duty from 1993 to 1999. Mr. Stokes has significant corporate and securities law, governance, M&A, commercial law and general legal and leadership experience, in both public and private companies. Mr. Stokes received his Juris Doctor from Georgetown University Law Center and his Bachelor of Science in Mechanical Engineering from the University of Notre Dame.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of the Class A Common Stock as of April 6, 2026, for:

•each person whom we know to own beneficially more than 5% of Class A Common Stock;

•each director and named executive officer individually; and

•all directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares that may be acquired within 60 days of the date for which information is presented. Shares that may be acquired within 60 days are deemed outstanding for computing the percentage of the person holding such rights but are not outstanding for purposes of computing the percentage of any other person. The percentages of beneficial ownership for the following tables are based on 76,345,736 shares of Class A Common Stock (including 62,641 restricted shares of Class A Common Stock that remain subject to vesting) as of April 6, 2026. No shares of Class B Common Stock were outstanding as of April 6, 2026.

We have deemed shares of our Class A Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of April 6, 2026, or issuable pursuant to restricted stock units (“the RSUs”) which are subject to vesting and settlement conditions expected to occur within 60 days of April 6, 2026, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each listed director and named executive officer is c/o Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121.

	Class A Common Stock
Name of Beneficial Owner	Number of Shares	Percentage of Class
5% Beneficial Owners:
FMR LLC (1)	7,319,174	9.59%
Directors and Named Executive Officers:
Peter Beetham, Ph.D. (2)	470,764	*
Greg Gocal, Ph.D. (3)	355,745	*
Jason Stokes, Esq. (4)	75,615	*
Mark Finn (5)	1,299,540	1.70%
Rory Riggs (6)	19,098,762	23.74%
Jean-Pierre Lehmann (7)	2,398,504	3.14%
Gerhard Prante, Ph.D. (8)	44,762	*
Keith Walker (9)	150,279	*
August Moretti (10)	54,034	*
Kimberly Box (11)	54,722	*
Craig Wichner (12)	45,627	*
Thomas Urban (13)	—	*
Directors and current executive officers as a group (14 persons) (14)	24,239,430	29.91%
___________________________________________
* Less than 1%
(1) Based upon an Amendment No. 2 to Schedule 13G filed by FMR LLC with the SEC on February 5, 2026, in which FMR LLC reports sole voting power over 7,319,174 shares of Class A Common Stock and sole dispositive power over 7,319,174 shares of Class A Common Stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2) Includes (i) 7,143 shares of restricted Class A Common Stock, which remain subject to vesting and (ii) 73,063 shares of Class A Common Stock that Dr. Beetham has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(3) Includes (i) 7,143 shares of restricted Class A Common Stock, which remain subject to vesting and (ii) 34,854 shares of Class A Common Stock that Dr. Gocal has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.

(4) Includes 47,146 shares of Class A Common Stock that Mr. Stokes has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(5) Includes (i) 25,453 shares of Class A Common Stock held of record by Delta III Partners, LLC, for which Mark Finn serves as one of two managing members, (ii) 1,143,949 shares of Class A Common Stock held of record by New Ventures I Blocker, whose sole owner is New Ventures I. New Ventures I Blocker was established by private funds managed by BV Partners, LLC, for which Mark Finn serves as one of two managing members and (iii) 51,578 shares of Class A Common Stock that Mr. Finn has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026. Mark Finn holds direct voting and dispositive power over the shares held by the funds managed by BV Partners, LLC. Mark Finn disclaims beneficial ownership of the shares held by such private funds except to the extent of his pecuniary interest therein.
(6) Includes (i) 4,098,040 shares issuable upon the exercise of common warrants outstanding and exercisable, (ii) 5,401 shares of Class A Common Stock held in joint tenancy with Mr. Riggs' sibling, Robin Riggs, (iii) 20,974 shares of Class A Common Stock held by Mr. Riggs' spouse, Margaret Crotty, (iv) 23,807 shares of Class A Common Stock held indirectly by Mr. Riggs through the Rory Riggs Family Trust, (v) 11,128 shares of restricted Class A Common Stock, which remain subject to vesting, and (vi) 39,301 shares of Class A Common Stock that Mr. Riggs has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(7) Includes (i) shares held by JPL Investments SA, as reported a Schedule 13D filed by JPL Investments SA with the SEC on June 12, 2023, in which JPL Investments SA reports sole voting and dispositive power over 1,687,071 shares of Class A Common Stock, (ii) 32,490 restricted stock units expected to lapse within 60 days of April 6, 2026, and (iii) 12,277 shares of Class A Common Stock that Mr. Lehmann has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026. Mr. Lehmann is the President of JPL Investments SA and beneficially owns the shares of Class A Common Stock held by JPL Investments SA.
(8) Includes (i) 32,490 restricted stock units expected to lapse within 60 days of April 6, 2026 and (ii) 4,565 shares of Class A Common Stock that Dr. Prante has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(9) Includes 51,578 shares of Class A Common Stock that Dr. Walker has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(10) Includes 54,034 shares of Class A Common Stock that Mr. Moretti has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(11) Includes 54,722 shares of Class A Common Stock that Ms. Box has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(12) Includes 45,627 shares of Class A Common Stock that Mr. Wichner has the right to acquire upon the exercise of stock options within 60 days of April 6, 2026.
(13) Mr. Urban was appointed to the Board on April 7, 2026. As of April 6, 2026, Mr. Urban held no shares of Class A Common Stock or securities convertible into or exercisable for Class A Common Stock within 60 days of April 6, 2026. In accordance with the Company’s Non-Employee Director Compensation Policy, upon appointment, Mr. Urban became entitled to a prorated award of either stock options or restricted stock units, at Mr. Urban’s election. Such awards will vest within 60 days of April 6, 2026.
(14) Includes (i) 4,098,040 shares issuable upon the exercise of common warrants outstanding and exercisable, (ii) 519,412 shares of Class A Common Stock with the right to acquire upon the exercise of stock options within 60 days of April 6, 2026, (iii) 64,980 restricted stock units expected to lapse within 60 days of April 6, 2026, and (iv) 34,651 shares of restricted Class A Common Stock, which remain subject to vesting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and we are required to report in this Proxy Statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and officers, we believe that all such filing requirements were timely met during 2025, other than: (i) for Peter Beetham, a Form 4 reporting the acquisition of Class A Common Stock in exchange for Up-C units, which was filed late on January 10, 2025, and a Form 4 reporting the grant of RSUs and options which was filed late on March 27, 2025; (ii) for Kimberly Box, a Form 3 and one Form 4 reporting a grant of options, each of which was filed late on September 26, 2025; (iii) for Carlo Broos, a Form 4 reporting the grant of RSUs and options, which was filed late on March 27, 2025, and a Form 4 reporting the withholding of shares of Class A Common Stock to cover tax obligations, which was filed late on March 18, 2026; (iv) for Noel Sauer, a Form 4 reporting the grant of RSUs and options, which was filed late on March 28, 2025, and a Form 4 reporting two separate transactions, including an open market sale of four shares of Class A Common Stock and the withholding of shares of Class A Common Stock to cover tax obligations, respectively, which was filed late on March 18, 2026; (v) for Rory Riggs, a Form 4 reporting the acquisition of Class A Common Stock in exchange for Up-C units filed late on January 10, 2025, and a Form 4 reporting a purchase of Class A Common Stock from the Company filed late on June 10, 2025; (vi) for Craig Wichner, a Form 3 and one Form 4 reporting a grant of options, each of which was filed late on November 25, 2025; (vii) for Jason Stokes, a Form 4 reporting the grant of RSUs and options, which was filed late on March 28, 2025, and a Form 4 reporting two separate transactions, each of which related to the withholding of shares of Class A Common Stock to cover tax obligations, which was filed late on March 18, 2026; (viii) for Greg Gocal, a Form 4 reporting the grant of RSUs and options, which was filed late on March 27, 2025.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the named executive officer and director compensation arrangements discussed in “Executive Compensation” above, we describe below transactions and series of similar transactions since the beginning of our 2024 fiscal year (as a Smaller Reporting Company, we report on the most recent two fiscal years) and currently proposed transactions, to which we were a party or will be a party, in which:

•the amounts involved exceeded or will exceed $120,000; and

•any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”

Cibus Transactions

Warrant Transfer and Exchange Agreement

In December 2014, Cibus Global entered into the Warrant Transfer and Exchange Agreement (the “Warrant Exchange Agreement”) with certain seller parties and Rory Riggs, as representative of the seller parties (the “seller representative”). In connection with two series of financings between November 2013 and December 2014, Cibus Global issued to certain investors (the “investors”) four tranches of warrants to purchase convertible preferred membership interest units in Cibus Global (collectively, the “interest unit warrants”). The Warrant Exchange Agreement granted each investor the right to sell some or all of its respective interest unit warrants to Cibus Global in exchange for an interest in certain future revenues of Cibus Global. The interest unit warrants were fully exchanged in 2014 and 2015.

The investors sold the interest unit warrants in exchange for ongoing quarterly payments (each, a “warrant purchase payment”) equal to a portion of Cibus Global’s aggregate amount of certain worldwide revenues (the “subject revenues”) received during such quarter. The aggregate portion payable to the investors each quarter is the product of the subject revenues and a percentage, which is capped at 10%. Subject revenues broadly include all cash attributable to product sales, license fees, sublicense payments, distribution fees, milestones, maintenance payments, royalties and distributions to Cibus

Global, subject to certain exceptions. The Company assumed the ongoing warrant purchase payment obligations (the “Royalty Liability”) as part of the merger with Cibus Global.

The warrant purchase payments are due to the investors within 45 calendar days after the end of each calendar quarter. Any payments made after such 45-day period are subject to a late fee of 4% over the prime rate. Warrant purchase payments will commence in the first quarter in which the aggregate subject revenues during any consecutive 12-month period equals or exceeds $50.0 million, at which point Cibus Global will be obligated to pay all aggregated but unpaid payments under the Warrant Exchange Agreement. Further, Cibus Global is subject to ongoing reporting requirements under the Warrant Exchange Agreement, including delivery to the seller representative of (i) an annual report following the end of each calendar year and (ii) copies of written notices or correspondence with any counterparty to an in-license relating to RTDS that could reasonably be expected to adversely affect the warrant purchase payments.

The Warrant Exchange Agreement has an initial term of 30 years following the date on which the first warrant purchase payment becomes due and payable. The investors have the option to renew the Warrant Exchange Agreement for an additional 30-year term after expiration of the initial term upon delivery by the seller representative of written notice to Cibus Global and payment of $100.

Payments to the investors under the Warrant Exchange Agreement are secured by a senior security interest in certain Cibus Global collateral pursuant to an Intellectual Property Security Agreement (the “IP Security Agreement”). See “—Intellectual Property Security Agreement.”

Investors entitled to payments, including through entities controlled by them, pursuant to the Warrant Exchange Agreement include the following directors and executive officers: Messrs. Lehmann and Riggs and Drs. Beetham, Gocal, Prante and Walker.

Intellectual Property Security Agreement

In connection with the Warrant Exchange Agreement, Cibus Global and certain related entities (collectively, the “grantors”) entered into the IP Security Agreement with the seller representative. Pursuant to the IP Security Agreement, the grantors granted the seller representative a continuing security interest in certain intellectual property of the grantors (the “collateral”) to secure the payment and performance of Cibus Global’s obligations under the Warrant Exchange Agreement. The collateral includes any and all of the grantors’ respective copyrights, patents, trademarks, trade secrets, claims for damages from infringement of any of the proceeding rights, licenses and all cash and non-cash proceeds and products of the foregoing.

No lien is permitted to exist on the collateral, except for permitted licenses in accordance with the Warrant Exchange Agreement, certain permitted liens and security interests subordinated to the security interests granted by the IP Security Agreement.

Participation in Securities Offerings

January 2025 Registered Direct Offering

On January 21, 2025, the Company entered into Securities Purchase Agreements (the “January 2025 Securities Purchase Agreements”) pursuant to which the Company agreed to issue and sell (i) 4,340,000 shares of the Company’s Class A Common Stock (the “January 2025 Shares”) and accompanying common warrants to purchase an aggregate of 4,340,000 shares of Class A common Stock (the “January 2025 Common Warrants, Tranche 1”) and (ii) pre-funded warrants to purchase 4,700,000 shares of Class A Common Stock (“January 2025 Pre-Funded Warrants”) and accompanying common warrants to purchase up to an aggregate of 4,700,000 shares of Class A Common Stock (the “January 2025 Common Warrants, Tranche 2” and, together with the January 2025 Common Warrants, Tranche 1, the “January 2025 Common Warrants”). As part of this offering, the Company entered into a Securities Purchase Agreement with Rory Riggs, pursuant to which the Company sold to Mr. Riggs 4,000,000 of the January 2025 Pre-Funded Warrants and accompanying January 2025 Common Warrants to purchase up to 4,000,000 shares of Class A Common Stock, at a combined offering price of $2.4999. The January 2025 Pre-Funded Warrants are immediately exercisable until fully exercised at an exercise price of $0.0001 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of $400. The January 2025 Common Warrants issued to Mr. Riggs are immediately exercisable until fully exercised at an exercise price of $2.4999 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of approximately $10 million.

January 2025 Warrant Repricing

Certain investors in the January 21, 2025 offering, including Rory Riggs, are holders of outstanding common warrants to purchase up to 1,198,040 shares of Class A Common Stock (collectively, the “Investor Warrants”) issued and sold under Securities Purchase Agreements dated June 11, 2024. The exercise price for the Investor Warrants initially was $10.00 per share, except for the Investor Warrants issued to Mr. Riggs that had an initial exercise price of $10.07 per share. Concurrent with the January 21, 2025 offering, the Company agreed to contractual amendments (the “Warrant Amendment Agreement”) to (i) reduce the exercise price of the Investor Warrants to $2.50 per share, (ii) reduce the threshold for satisfaction of the Trading Condition (as defined in the Investor Warrants) in respect of the redemption provisions to $5.00 per share, and (iii) extend the termination date of the Investor Warrants to five years following the closing of the January 21, 2025 offering, effective upon the consummation of that offering. We refer to the amendments provided for in clause (i) and (iii) as the “Warrant Repricing.” The Warrant Repricing with respect to the Investor Warrants held by Mr. Riggs became effective following the receipt of the requisite stockholder approvals at the Company’s 2025 Annual Meeting of Stockholders.

June 2025 Public Offering

On June 5, 2025, the Company entered into a placement agency agreement with A.G.P./Alliance Global Partners, pursuant to which the Company agreed to issue and sell 15,714,285 shares (the “June 2025 Shares”) of its Class A Common Stock in a public offering (the “June 2025 Offering”). Mr. Riggs purchased 5,714,286 June 2025 Shares at the public offering price of $1.75 per June 2025 Share in the June 2025 Offering.

January 2026 Public Offering

On January 29, 2026, the Company entered into an underwriting agreement with BTIG, LLC (“BTIG”), pursuant to which the Company issued and sold 14,836,664 shares (the “January 2026 Shares”) of its Class A Common Stock to BTIG in a firm commitment underwritten offering (the “January 2026 Offering”). In the January 2026 Offering, BTIG placed 333,333 January 2026 Shares to Mr. Riggs and 666,666 January 2026 Shares to Mr. Lehmann, in each case at the public offering price of $1.50 per January 2026 Share.

Employment Relationship

As of the date of this Proxy Statement, Andrew Walker serves as Vice President, Commercial and leads the business development and commercial teams. Andrew Walker is the son of Keith Walker, one of the Company’s current directors. Andrew Walker received total compensation of $429,818 in fiscal year 2024 comprised of salary and awards made pursuant to the Company’s 2017 Omnibus Incentive Plan, as amended and $341,346 in fiscal year 2025 comprised of salary and awards made pursuant to the Company’s 2017 Omnibus Incentive Plan, as amended. Andrew Walker has also received approximately $78,254 in total compensation, comprised of salary, in 2026.

Indemnification Agreements

Our Board has adopted a policy to enter into indemnification agreements with each of our directors and officers. Such indemnification agreements and our Amended Certificate of Incorporation and bylaws will require us, subject to certain exceptions, to indemnify and hold harmless our directors and officers to the fullest extent permitted by Delaware law.

Policy Concerning Related Person Transactions

We maintain a written related person transaction approval policy, for the review of any transaction, arrangement, or relationship in which we are a participant, if the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees, or beneficial holders of more than 5% of our total equity (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest. All related person transactions since the beginning of fiscal year 2025 were approved under this policy.

Each of the agreements described above under “—Cibus Transactions” and any transactions contemplated thereby, were deemed approved under such policy. Any future amendments to agreements or modifications to transactions with related parties are subject to our related person transaction approval policy. If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction”, the related person must report the proposed related person transaction to the General Counsel, who will present the proposed related party transaction to the Audit Committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. If the proposed related person transaction involves related persons constituting a majority of the members of the Audit Committee, such review will be undertaken by the disinterested members of the board who are also independent directors (each such body, as applicable, referred to as the “Committee” for the purpose of this section).

In approving or rejecting such proposed transactions, the Committee will be required to consider relevant facts and circumstances. The Committee will approve only those transactions that, considering known circumstances, are deemed to be in our best interests. If any member of the Committee is not a disinterested person with respect to the related person transaction under review, that member will be excluded from the review and approval or rejection of such related person transaction; provided, however, that such Committee member may be counted in determining the presence of a quorum at the meeting of the Committee at which such transaction is considered. If we become aware of an existing related person transaction which has not been approved under the policy, the matter will be referred to the Committee. The Committee will evaluate all options available, including ratification, revision, or termination of such transaction.

EXECUTIVE COMPENSATION

All share and per share amounts and all stock prices in this Executive Compensation section of the Proxy Statement have been retroactively adjusted for all periods presented to give effect to certain reverse stock splits effected prior to the merger with Cibus Global (the “Reverse Stock Splits”).

2025 Summary Compensation Table

The following table sets forth total compensation for the years ended December 31, 2025, and 2024, as applicable, for each Cibus named executive officer (“NEO”), which includes each person who served as our chief executive officer during any portion of 2025 and our two most highly compensated executive officers (other than our chief executive officers) who were serving as executive officers as of December 31, 2025:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Peter Beetham, Ph.D. (5)	2025	630,579	—	276,100	457,666	—	—	1,364,345
Interim Chief Executive Officer, President, Chief Operating Officer, and Director	2024	500,011	—	—	—	—	—	500,011
Rory Riggs (6)	2025	161,542	—	—	89,935	—	50,884	302,361
Former Chief Executive Officer	2024	500,011	—	—	—	—	—	500,011
Greg Gocal, Ph.D.	2025	455,021		132,000	218,401	—	—	805,422
Chief Scientific Officer and Executive Vice President	2024	455,021		—	—	—	—	455,021
Jason Stokes, Esq.	2025	439,712	—	62,150	103,149	—	—	605,011
Chief Administrative Officer, General Counsel and Corporate Secretary
__________________________________________
(1) This column reflects the fair value of restricted stock units granted in 2025 based on the stock price on the date of grant and calculated in accordance with FASB ASC Topic 718, as disclosed in Note 7 “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts do not correspond to the actual value that will be realized by the NEO.
(2) This column reflects the fair value of options granted in 2025 based on their grant date fair value calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the NEO. The assumptions used in the calculation of the amounts are described in Note 7 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amount for Mr. Riggs represents the value of option awards granted to him as part of his compensation for non-employee director Board service.
(3) This column reflects any annual cash bonus earned for the applicable fiscal year. No annual cash bonus was earned by NEOs pursuant to our 2025 or 2024 short-term cash incentive plan.
(4) The amount for Mr. Riggs represents fees earned or paid in cash to him during 2025 as part of his compensation for non-employee director Board service.
(5) Dr. Beetham was appointed Interim Chief Executive Officer of Cibus on February 24, 2025.
(6) Mr. Riggs resigned his position as Chief Executive Officer of Cibus on February 24, 2025. Mr. Riggs continues to serve as a non-employee director on the Board.

For a description of the material terms of each NEO’s employment agreement or arrangement, see “Potential Payments Upon Termination or Change in Control” below.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards of NEOs as of December 31, 2025. The market value of the shares in the following table is the fair value of such shares as of December 31, 2025.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)

Peter Beetham, Ph.D.	March 24, 2025 (2)	46,969	203,531	2.20	March 24, 2035	—	—
	March 24, 2025 (3)	—	—	—	—	125,500	218,370
	December 31, 2022 (4)	—	—	—	—	9,534	16,589

Rory Riggs	May 22, 2025 (5)	—	39,301	2.77	May 22, 2035	—	—
	May 25, 2023 (6)	—	—	—	—	13,519	23,523

Greg Gocal, Ph.D.	March 24, 2025 (2)	22,407	97,093	2.20	March 24, 2035	—	—
	March 24, 2025 (3)	—	—	—	—	60,000	104,400
	December 31, 2022 (4)	—	—	—	—	9,534	16,589

Jason Stokes, Esq.	March 24, 2025 (2)	10,594	45,906	2.20	March 24, 2035	—	—
	November 11, 2024 (7)	30,667	61,333	5.75	November 11, 2034	—	—
	March 24, 2025 (3)	—	—	—	—	28,250	49,155
	November 11, 2024 (8)	—	—	—	—	34,500	60,030
	May 14, 2024 (9)	—	—	—	—	40,064	69,711
_________________________________________
(1) Value of unvested restricted stock units and restricted stock awards are based on Cibus' closing price per share of Class A Common Stock of $1.74 on December 31, 2025.
(2) For Drs. Beetham and Gocal and Mr. Stokes, the stock option vesting schedule is as follows: the total number of stock options vest evenly on the 24th of each month over the remaining term of the award through March 24, 2029.
(3) For Drs. Beetham and Gocal and Mr. Stokes, the restricted stock unit vesting schedule is as follows: (i) 25% of the total number of restricted stock units vest on the first anniversary of the grant date; (ii) 25% of the total number of restricted stock units vest on the second anniversary of the grant date; (iii) 25% of the total number of restricted stock units vest on the third anniversary of the grant date and (iv) 25% of the total number of restricted stock units vest on the fourth anniversary of the grant date.
(4) For Drs. Beetham and Gocal, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through December 31, 2026.
(5) For Mr. Riggs, the non-employee director compensation stock option vesting schedule is as follows: 100% of the stock options vest on May 22, 2026.
(6) For Mr. Riggs, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through May 31, 2027.
(7) For Mr. Stokes, the stock option vesting schedule is as follows: (i) 33.3% of the total number of stock options vested on the first anniversary of the grant date; (ii) 33.3% of the total number of stock options vest on the second anniversary of the grant date and (iii) 33.4% of the total number of stock options vest on the third anniversary of the grant date.
(8) For Mr. Stokes, the restricted stock units reported here vest in substantially equal installments on each of the second, third, and fourth anniversary of the grant date.
(9) For Mr. Stokes, the restricted stock units reported here vest in substantially equal installments of each of February 19, 2026, February 19, 2027, and February 19, 2028.

Policies and Practices Related to the Grant of Certain Equity Awards

The Compensation Committee approves equity awards granted to the NEOs on or before the grant date. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

As shown in the table below, in 2025, we awarded stock options to the NEOs during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on

Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price ($)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information (1)

Peter Beetham, Ph.D.	March 24, 2025	250,500	2.20	457,666	0.00% (2)
Rory Riggs	May 22, 2025	39,301	2.77	89,935	22.13% (3)
Greg Gocal, Ph.D.	March 24, 2025	119,500	2.20	218,401	0.00% (2)
Jason Stokes, Esq.	March 24, 2025	56,500	2.20	103,149	0.00% (2)
_________________________________________
(1) For completeness, all required Form 8-K filings during the covered periods have been assumed to include material non-public information.
(2) On March 27, 2025, we filed an amended Form 8-K reporting Dr. Beetham’s new annual base salary following his appointment as Interim CEO.
(3) As a non-employee director (following his resignation as Chief Executive Officer in February 2025), Mr. Riggs received the standard annual stock option grant to non-employee directors on the date of our 2025 Annual Meeting of Stockholders on May 22, 2025. We filed Forms 8-K on each of 5/23/2025 and 5/27/2025. The percentage change reflected in the table above represents the change in the closing market price of our Class A Common Stock from the trading day ending immediately prior to 5/27/2025 and the trading day beginning immediately following 5/27/2025. The percentage change in the closing market price of our Class A Common Stock from the trading day ending immediately prior to 5/23/2025 and the trading day beginning immediately following 5/23/2025 was 2.89%.

Potential Payments Upon Termination or Change in Control

Agreements with Named Executive Officers

The following provides a discussion of the agreements between Cibus and each NEO in effect during 2025.

Cibus previously entered into employment agreements with Rory Riggs, Peter Beetham, Greg Gocal, and Jason Stokes (each, an “Employment Agreement,” and collectively, the “Employment Agreements”), the material terms of which are summarized below. Rory Riggs resigned from his position as the Chief Executive Officer on February 24, 2025.

Employment Agreement Term. Unless earlier terminated in accordance with the terms of the respective Employment Agreement, the initial term of the Employment Agreement for each of Dr. Beetham and Dr. Gocal is four years after the applicable effective date subject to automatic one-year extensions unless either party provides written notice of termination not less than 30 days prior to the date of the expiration of the then-current term. Mr. Stokes’ Employment Agreement does not have a fixed term. The term of Mr. Riggs’ Employment Agreement terminated in connection with his resignation.

Base Salary, Annual Bonus, and Benefits. The Employment Agreements provided for annual base salaries of $500,000, $400,000, $327,000, and $375,000 (each, as may be adjusted from time to time in Cibus’ sole discretion, their “Base Salary”) for Mr. Riggs, Dr. Beetham, Dr. Gocal, and Mr. Stokes, respectively. The actual Base Salary rate for Mr. Riggs (prior to his resignation), Dr. Beetham, Dr. Gocal, and Mr. Stokes for fiscal year 2025 was $500,011, $650,000, $455,021, and $439,712, respectively. Mr. Riggs was and Dr. Beetham, Dr Gocal, and Mr. Stokes are eligible to earn an annual bonus under their Employment Agreements.

Mr. Riggs was and Dr. Beetham, Dr. Gocal, and Mr. Stokes are also eligible to participate in employee benefit plans, such as pension, profit sharing and other retirement plans, incentive compensation plans, group health, hospitalization, disability and other insurance plans, and other employee welfare plans, in each case in accordance with the employee benefit plans established by Cibus, and as may be amended from time to time in Cibus’ sole discretion.

Restrictive Covenants. Each of Dr. Beetham, Dr. Gocal, and Mr. Stokes will not, without Cibus’ prior written consent, during the term of his Employment Agreement: (i) be employed elsewhere; (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might interfere with his duties and responsibilities described in his Employment Agreement or create a conflict of interest with Cibus; or (iii) acquire any interest of any type in any other business which is in competition with Cibus. Notwithstanding the foregoing, nothing will prohibit each of Dr. Beetham, Dr. Gocal, and Mr. Stokes from acquiring, solely as an investment, up to 5% of the outstanding equity interests of any publicly-held company. Each of Mr. Riggs and Dr. Beetham is also prohibited from soliciting employees of Cibus during their employment and for a period of 12 months after termination for any reason.

Payments Upon Termination.

Rory Riggs, Peter Beetham, Greg Gocal, and Jason Stokes

The employment of Mr. Riggs was and of Dr. Beetham, Dr. Gocal, and Mr. Stokes are “at will” at all times and can be terminated by Cibus or the executive without advance notice, for any or no reason. The Employment Agreements provide such executives with certain rights in connection with a termination of employment. All payments of Base Salary in connection with severance shall be made according to Cibus’ normal payroll practices, less applicable withholdings and any remuneration paid to such officer during each applicable payroll period because of the executive’s employment or self-employment during such period. As noted above, Mr. Riggs resigned from his position as Chief Executive Officer on February 24, 2025.

Upon termination of employment due to death or disability, Dr. Beetham, Dr. Gocal, and Mr. Stokes are eligible to receive any accrued and unpaid compensation through the date of termination.

Upon a termination of employment by Cibus without cause or by the executive for good reason, each of Dr. Beetham, Dr. Gocal, and Mr. Stokes will be eligible to receive severance consisting of (i) his Base Salary for 18 months (Dr. Beetham and Mr. Stokes) or 12 months (Dr. Gocal) and (ii) if the executive qualifies for and timely completes all documentation necessary to continue health insurance coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the applicable COBRA premiums for the executive and his dependents, for the duration of the applicable 18 or 12 month severance period set forth above (the “Severance Benefits”). Cibus’ obligation to pay COBRA premiums will cease upon (x) a determination that such payments would violate applicable law, (y) the executive or his dependents ceasing to be eligible for COBRA coverage, or (z) the executive obtaining subsequent employment through which he is eligible to obtain substantially equivalent or better health insurance (the “COBRA Conditions”).

Upon a termination in connection with a change in control without cause, or termination by an executive in connection with a change in control for good reason, each of Dr. Beetham, Dr. Gocal, and Mr. Stokes will be eligible to receive (i) his Base Salary for 24 months (Dr. Beetham and Mr. Stokes) or 18 months (Dr. Gocal); and (ii) payment of a lump sum equal to the target annual bonus which the executive is eligible to receive for the year in which the termination occurs (or, for Mr. Stokes only, in the event of Mr. Stokes’ termination of employment occurring in the second half of a fiscal year, the reasonably projected annual bonus that Mr. Stokes would have received for the year in which the termination of employment occurs, if higher) less applicable withholdings; and (iii) if the executive qualifies for and timely completes all documentation necessary to continue health insurance coverage pursuant to COBRA, COBRA premiums for the executive and his dependents for up to the end of the applicable 24 or 18 month severance period set forth above. In addition, any and all unvested stock options and any other unvested equity in Cibus held by each of the executives will become fully vested upon the employment termination date. Cibus’ obligation to pay COBRA premiums will cease upon the occurrence of any of the COBRA Conditions.

Pursuant to their Employment Agreements, each executive’s eligibility to receive the severance benefits set forth above is conditioned on execution of a release by such executive, which becomes irrevocable by its terms within 55 calendar days following the date of the executive’s termination.

Upon a termination of employment by Cibus for cause or termination by the executive without good reason, all obligations of Cibus under each of Dr. Beetham’s, Dr. Gocal’s, and Mr. Stokes’ Employment Agreements, as applicable, cease, except that the executive is eligible to receive any accrued and unpaid compensation through the date of termination.

2017 Plan

Cibus maintains the 2017 Plan. Employees, consultants, non-employee directors (and director nominees) and any other individuals who provide services to us or any of our affiliates are eligible to receive awards under the 2017 Plan, if permitted by applicable laws or accounting and tax rules and regulations.
In the event of a dissolution or liquidation of Cibus or a triggering event, except as otherwise provided in the applicable award agreement, the plan administrator may provide for:

•assumption or substitution with equivalent awards of outstanding awards under the 2017 Plan by Cibus (if Cibus is the surviving corporation) or by the surviving corporation or its parent or subsidiary;

•termination of outstanding awards under the 2017 Plan in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the portion of the awards stock that is vested and exercisable immediately prior to the consummation of the corporate transaction over the per share exercise price;

•any combination of assumption, substitution, or termination of outstanding awards under the 2017 Plan as described above; provided that outstanding awards of stock options and SARs may be cancelled without consideration if the fair market value on the date of the event is greater than the exercise or hurdle price of such award; or

•acceleration of the vesting (including the lapse of any restrictions, with any performance criteria or conditions deemed met at target) and exercisability of outstanding awards in full prior to the date of the corporate transaction and the expiration of awards not timely exercised by the date determined by the plan administrator.

A triggering event as defined in the plan includes (i) a sale, transfer or disposition of all or substantially all of Cibus’ assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by Cibus, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of Cibus in substantially the same proportions as their ownership of common stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or (ii) any merger, consolidation or other business combination transaction of Cibus with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of Cibus outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Cibus (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or (iii) any direct or indirect purchase or other acquisition by any person or group, other than a parent company or another person that is controlled by a parent company, of more than 50% of the total outstanding equity interests in or voting securities of Cibus, excluding any transaction that is determined by the Board in its reasonable discretion to be a bona fide capital raising transaction.

The RSU and option awards granted to NEOs under the 2017 Plan generally provide that 100% of the total number of RSUs or shares underlying the options shall vest in the event of the termination of the NEO’s employment without cause within 12 months following a triggering event or resignation of the NEO for “good reason” following a triggering event.

As noted above, upon the closing of the merger with Cibus Global, unvested Cibus Global stock awards held by Drs. Beetham and Gocal and Mr. Riggs were converted into restricted stock awards of Class A Common Stock under the 2017 Plan. These restricted stock awards provide that in the event that a triggering event occurs and the NEO is not offered continued employment upon the triggering event, 100% of the total number of restricted shares shall vest. Continued employment for these purposes means employment that does not require the NEO to relocate and does not result in a substantial change in the NEO’s duties to the company as in effect immediately prior to the triggering event.

PAY VERSUS PERFORMANCE DISCLOSURE
Pay Versus Performance Table

PAY VERSUS PERFORMANCE
Year (a)	Summary Compensation Table (SCT) Total for Beetham ($) (b-1) (1)	Compensation Actually Paid (CAP) to Beetham ($) (c-1) (1)(2)	SCT Total for Riggs ($) (b-2) (1)	CAP to Riggs ($) (c-2) (1)(2)	SCT Total for Carr ($) (b-3) (1)	CAP to Carr ($) (c-3) (1)(2)	Average SCT Total for Non-PEO Named Executive Officers (NEOs) ($) (d) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e) (1)(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($) (f) (3)	Net Income (Loss) (g) ($ in 000s)
2025	1,364,345	1,167,274	302,361	200,101	—	—	705,217	533,479	23.51	(132,201)
2024	—	—	500,011	(1,244,409)	—	—	525,753	(61,454)	37.57	(282,713)
2023	—	—	292,314	(1,837,261)	1,162,641	1,468,708	756,799	324,110	269.46	(337,639)
____________________________________________
(1) Michael Carr served as our principal executive officer (“PEO”) from January 1, 2023 through May 31, 2023. Rory Riggs served as our PEO from June 1, 2023 through December 31, 2023, for all of 2024, and from January 1, 2025 through February 24, 2025. Peter Beetham served as our PEO from February 25, 2025 through December 31, 2025. For 2023, our non-PEO named executive officers (“NEOs”) included Travis Frey, Debra Frimerman, Peter Beetham, and Greg Gocal. For 2024, our non-PEO NEOs included Peter Beetham and Cornelis (Carlo) Broos. For 2025, our non-PEO NEOs included Greg Gocal and Jason Stokes.
(2) For 2025, the values included in this column for the compensation actually paid to Peter Beetham, Rory Riggs, and the average compensation actually paid to our non-PEO NEOs reflect the following adjustments to the values included in column (b-1), (b-2), and (d) for 2025, respectively:

Peter Beetham	2025
Summary Compensation Table Total for PEO (column (b-1))	$1,364,345
(-) SCT “Stock Awards” column value	(276,100)
(-) SCT “Option Awards” column value	(457,666)
(+) year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	497,207
(+/-) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(9,915)
(+) vesting date fair value of equity awards granted and vested in the covered year	62,782
(+/-) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(13,379)
(-) fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
(+) dollar value of dividends/earnings paid on equity awards in the covered year	—
(+) excess fair value for equity award modifications	—
Compensation Actually Paid to Peter Beetham (column (c-1))	$1,167,274

Rory Riggs	2025
Summary Compensation Table Total for PEO (column (b-2))	$302,361
(-) SCT “Stock Awards” column value	—
(-) SCT “Option Awards” column value	(89,935)
(+) year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	50,698
(+/-) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(14,060)
(+) vesting date fair value of equity awards granted and vested in the covered year	—
(+/-) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(48,963)
(-) fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
(+) dollar value of dividends/earnings paid on equity awards in the covered year	—
(+) excess fair value for equity award modifications	—
Compensation Actually Paid to Rory Riggs (column (c-2))	$200,101

AVERAGE FOR NON-PEO NEOs	2025
Average SCT Total for Non-PEO NEOs (column (d))	$705,217
(-) SCT “Stock Awards” column value	(97,075)
(-) SCT “Option Awards” column value	(160,775)
(+) year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	174,732
(+/-) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(73,478)
(+) vesting date fair value of equity awards granted and vested in the covered year	22,055
(+/-) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(37,197)
(-) fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
(+) dollar value of dividends/earnings paid on equity awards in the covered year	—
(+) excess fair value for equity award modifications	—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$533,479
______________________________________________________________
(3) For each of 2025, 2024 and 2023, total shareholder return for the Company was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2022, assuming dividend reinvestment. Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

Pay Versus Performance Relationship Descriptions

The following graphical comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2025, 2024, and 2023, including: comparisons between (a) the compensation actually paid to the PEOs and the average compensation actually paid to our non-PEO NEOs and (b) each of the performance measures set forth in columns (f) and (g) of the Pay Versus Performance table.

Relationship Between Compensation Actually Paid and Total Shareholder Return
Compensation Actually Paid
$1,500,000.00
$1,000,000.00
$500,000.00
$-
$(500,000.00)
$(1,000,000.00)
$(1,500,000.00)
Total Shareholder Return
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
12/31/2022
2023
2024
2025
PEO CAP
Avg Non-PEO NEO CAP
Company TSR

Relationship Between Compensation Actually Paid and Company Net Loss
$1,500,000.00
$1,000,000.00
$500,000.00
$-
$(500,000.00)
$(1,000,000.00)
$(1,500,000.00)
Compensation Actually Paid
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
$(300,000)
$(350,000)
$(400,000)
Net Loss ($ in 000s)
2023
2024
2025
PEO CAP
Avg Non-PEO NEO CAP
Net Loss

DIRECTOR COMPENSATION

The Cibus, Inc. Non-Employee Director Compensation Policy provides that each non-employee director will receive an annual cash retainer for service on the Board equal to $60,000, payable in equal semi-annual installments in arrears on July 1 and December 31 of each year (with such amounts prorated for any partial years of service). In addition, the following annual cash retainer amounts will be paid for the following leadership roles on the Board and committees:

•Lead director - $25,000

•Chair of the Compensation Committee - $12,000

•Chair of the Nominating and Corporate Governance Committee - $10,000

•Chair of the Audit Committee - $15,000

•Chair of the Strategy Committee - $25,000

In addition, this policy provides that each non-employee director will receive equity compensation as follows: (1) for non-employee directors domiciled in the United States, an option award with a grant date value equal to approximately $90,000, which option award will have a 10-year term and (2) for non-employee directors domiciled outside of the United States, the choice to receive either an option award with a grant date value equal to approximately $90,000, which option award will have a 10-year term, or an RSU award with a grant date value equal to approximately $90,000. In each case, these awards, which shall be made on the date of the Company’s annual meeting each year, shall generally vest, subject to the non-employee director’s continued service, on the earlier of the first anniversary of the grant date or the date of the Company’s next annual meeting of stockholders following the grant date. Prorated awards will be granted to newly appointed non-employee directors who are not initially appointed to the Board at an annual meeting of stockholders.

2025 Director Compensation Table

The following table sets forth the amount of non-employee director compensation during our fiscal year 2025. Dr. Beetham did not receive any additional compensation for his Board service during 2025. Mr. Riggs resigned his position as Chief Executive Officer of Cibus on February 24, 2025, and as such became a non-employee director as of that date and received compensation for his services as a non-employee director during 2025. Because he is an NEO for 2025, however, all compensation for Mr. Riggs during 2025 is reported in the Summary Compensation Table above in accordance with SEC rules. For non-employee director compensation received by Mr. Riggs in 2025, and for outstanding equity award information for Dr. Beetham and Mr. Riggs, see “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Mark Finn	101,340	—	89,935	—	191,275
Jean-Pierre Lehmann	60,000	89,997	—	—	149,997
Gerhard Prante, Ph.D.	97,000	89,997	—	—	186,997
Keith Walker, Ph.D.	60,000	—	89,935	—	149,935
August Moretti	68,660	—	89,935	—	158,595
Kimberly Box (3)	18,261	—	62,461	—	80,722
Craig Wichner (4)	9,293	—	48,765	—	58,058
_________________________________________
(1) This column reflects the fair value of restricted stock units granted in 2025 based on the stock price on the date of grant and calculated in accordance with FASB ASC Topic 718, as disclosed in Note 7 “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts do not correspond to the actual value that will be realized by the non-employee director. As of December 31, 2025, Dr. Prante and Mr. Lehmann each held 32,490 restricted stock units.
(2) This column reflects the fair value of options granted in 2025 based on their grant date fair value calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the non-employee director. The assumptions used in the calculation of the amounts are described in Note 7 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31,

2025. As of December 31, 2025, Cibus’ non-employee directors held stock options covering the following number of shares of Cibus’ Class A Common Stock: (i) Ms. Box, 54,722 shares, (ii) Mr. Moretti, 54,034 shares, (iii) Mr. Finn and Dr. Walker, 51,578 shares, (iv) Mr. Wichner, 45,627 shares, (v) Mr. Lehmann, 12,277 shares, and (vi) Dr. Prante, 4,565 shares.
(3) Ms. Box was appointed to the Cibus Board on September 11, 2025.
(4) Mr. Wichner was appointed to the Cibus Board on November 5, 2025.

PROPOSAL NO. 2 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking stockholders to cast a nonbinding, advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to SEC rules, the executive compensation tables and related compensation disclosures included in this Proxy Statement. The advisory resolution below, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views about the compensation the Company pays to its named executive officers, as described in this Proxy Statement. We hold an annual say-on-pay vote, and the next say-on-pay vote to approve the compensation of our named executive officers is expected to occur at the 2027 annual meeting of stockholders.

The resolution is required by Section 14A of the Exchange Act. The resolution is not intended to indicate your approval of future “golden parachute” payments. We will seek stockholder approval of any “golden parachute” payments at the time of any transaction triggering those payments to the extent required by applicable law.

Cibus’ compensation program is designed to recognize the level of responsibility of an executive within Cibus, taking into account the NEO’s role and expected leadership within Cibus’ organization, and to encourage and reward decisions and actions that have a positive impact on Cibus’ overall performance. Before you vote, please review the section captioned “Executive Compensation” above.

You may vote “FOR” or “AGAINST” the resolution or “ABSTAIN” from voting on the resolution. The result of the say-on-pay proposal will not be binding on the Company or the Board; however, the Board values the views of its stockholders.

We ask you to vote “FOR” the following resolution which will be presented by the Board at the Annual Meeting:

“RESOLVED, that the stockholders of Cibus, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement and described in this say-on-pay proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of BDO USA, P.C.

BDO USA, P.C. has served as our independent registered public accounting firm since May 31, 2023. The Audit Committee has approved the engagement of BDO USA, P.C. to perform audit and audit-related services with respect to the fiscal year ending December 31, 2026, and the Board has directed that management submit the selection of BDO USA, P.C. as Cibus’ independent registered public accounting firm for ratification by the stockholders at the Annual Meeting as part of this Proposal No. 3. The Audit Committee’s selection process includes consideration of the following factors: continuity of experience with our business, internal controls, and technical accounting experience; independence; history of and reputation for thoroughness, accuracy, excellence, and integrity; and reasonableness of fees. In the event the stockholders do not ratify the reappointment of BDO USA, P.C., the Audit Committee will reconsider the selection.

Representatives of BDO USA, P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pre-Approval of Accounting Services

The Audit Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm. Under that policy, the Audit Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Unless a type of service has received general pre-approval, it will require specific pre-approval of the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may establish pre-approval fee limits for all services to be provided by the independent accountant. The Audit Committee must then approve, in advance, any services or fees exceeding those pre-approved levels, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee pre-approved all services and fees charged by BDO USA, P.C. as the Company’s independent registered public accounting firm to the Company in 2024 and in 2025.

The Audit Committee may delegate pre-approval authority from time to time to one or more of its other members in its discretion.

Fees Billed by Independent Registered Public Accounting Firm for Fiscal Years 2025 and 2024

BDO USA, P.C. became the Company’s external auditor effective May 31, 2023, upon the closing of the merger with Cibus Global. The following table presents aggregate fees (including related expenses) for services rendered by BDO USA, P.C. to the Company in the fiscal years ended December 31, 2025, and 2024:

	Years Ended December 31,
	2025	2024
Audit Fees	$996,727	$1,309,918
Audit-Related Fees	—	—
Tax Fees (1)	353,859	1,486,010
All Other Fees	—	—
Total	$1,350,586	$2,795,928
__________________________________________
(1) Represents tax fees incurred in 2025 and 2024 associated with Section 382 analysis as well as compliance and consulting services related to partnership accounting under the Company’s Up-C unit structure.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles.

BDO USA, P.C., our independent registered public accounting firm for the year ended December 31, 2025, was responsible for performing an independent audit of our consolidated financial statements for the years ended December 31, 2025, and 2024, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements for the years ended December 31, 2025, and 2024, with management and with our independent auditor, BDO USA, P.C. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2025 (“Annual Report”).
The Audit Committee has also discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee also has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence and has discussed with BDO USA, P.C. its independence from us.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the years ended December 31, 2025, and 2024, be included in the Annual Report for filing with the SEC.

THE AUDIT COMMITTEE

Mr. August Moretti (Chair)

Mr. Mark Finn

Mr. Jean-Pierre Lehmann

Dr. Keith Walker

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Mark Finn
Chairman
San Diego, California

Dated: April 20, 2026

CIBUS™

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O CIBUS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 1, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CBUS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93519-P48501

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIBUS, INC.

Proposals - The Board of Directors recommends that you vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

1. Election of Directors: To elect nine directors until the next annual meeting of stockholders and until their successors have been elected and qualified.

		For	Against	Abstain
1a.	Mark Finn	☐	☐	☐
1b.	Peter Beetham	☐	☐	☐
1c.	Kimberly A. Box	☐	☐	☐
1d.	Jean-Pierre Lehmann	☐	☐	☐
1e.	August Moretti	☐	☐	☐
1f.	Gerhard Prante	☐	☐	☐
1g.	Rory Riggs	☐	☐	☐
1h.	Thomas Urban	☐	☐	☐
1i.	Craig Wichner	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V93520-P48501

Cibus, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
June 2, 2026

The undersigned hereby appoints Peter Beetham and Cornelis (Carlo) Broos, or any of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cibus, Inc. to be held at 10:00 AM PT, on June 2, 2026, and any postponement or adjournment thereof.

Shares represented by this Proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE